UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund:	BlackRock Build America Bond Trust (BBN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Build America

Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 01/31/2013

Item 1	–	Report to Stockholders

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Build America Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of January 31, 2013

Trust Overview

BlackRock Build America Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”) issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the US Treasury of up to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Under normal market conditions, the Trust invests at least 80% of its assets in BABs and invests 80% of its assets in securities that at the time of investment are investment grade quality.

The BAB program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date. The Trust has a contingent term provision stating that if there are no new issuances of BABs or similar US government subsidized taxable municipal bonds for any 24-month period ending on or before December 31, 2014, the Board of Trustees (the “Board”) of the Trust would undertake an evaluation of potential actions with respect to the Trust, which may include, among other things, changes to the non-fundamental investment policies of the Trust to broaden its primary investment policies to taxable municipal securities generally or the termination of the Trust (the “Contingent Review Provision”). On November 12, 2012, the Board, in consideration of its evaluation of potential actions with respect to the Trust, has approved an extension of the Contingent Review Provision until on or before December 31, 2013, at which time the Board will evaluate potential actions for the Trust. If a decision is made to terminate the Trust, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust.

No assurance can be given that the Trust’s investment objectives will be achieved.

Taxable Municipal Market Overview

BABs typically trade at a spread or extra yield to similar maturity US Treasury bonds. During the reporting period, yields on US Treasury bonds increased and the curve steepened (long rates rose more than shorter rates). Credit spreads on BABs tightened and the Barclays Aggregate Eligible Build America Bond Index returned 0.85% for the six months ended January 31, 2013. As BABs are no longer issued and demand has remained strong, the relative scarcity of the bonds contributed positively to performance. Also providing a positive tailwind to the market was the continued modest improvement in state and local finances. California general obligation BABs benefited from the state’s personal income tax increase. Market participants bid up the value of these bonds given the anticipation of higher tax revenues and improved credit quality for the state of California.

Also during the reporting period, the BAB market faced the headwind of federal sequestration (a series of automatic spending cuts), which was originally scheduled to take effect on January 1, 2013 and postponed to March 1, 2013 as part of the fiscal cliff deal. A significant threat posed by sequestration is the possible reduction in the federal subsidy for all BABs. Should this happen, the Federal government would pay less of the coupon, thereby raising the cost of borrowing to the issuer. While most issuers should be able to absorb this higher cost, smaller issuers may face more of a challenge. Additionally, most BABs were issued with an Extraordinary Redemption Provision (“ERP”) intended to give issuers the ability to call their bonds prior to maturity in the event the federal subsidy was lowered. Some issuers have already stated their intent to exercise their ERP if the subsidy is reduced. Thus far, general concerns around the sequestration and the potential for bond calls through ERPs have not materially impacted the overall BAB market.

Performance

For the six-month period ended January 31, 2013, the Trust returned (4.96)% based on market price and 0.85% based on NAV. For the same period, the closed-end Lipper General Bond Funds category posted an average return of 4.90% based on market price and 5.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from income accrual and spread compression (price appreciation) in most BABs. More specifically, positive performance came from holdings of BABs in the transportation and utility sectors as well as local municipality issues, where spreads generally tightened during the period. Additionally, the Trust’s short position in US Treasury futures as a strategy for hedging interest rate risk contributed positively to performance. Trust performance was negatively impacted by rising interest rates during the period (bond prices fall as rates rise). BABs are taxable municipal bonds; yield movements on these bonds tend to correlate with moves in US government interest rates. Particularly detracting from results was the Trust’s exposure to longer-maturity bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of January 31, 2013 ($21.94)[1]	7.21%
Current Monthly Distribution per Common Share[2]	$0.1318
Current Annualized Distribution per Common Share[2]	$1.5816
Economic Leverage as of January 31, 2013[3]	31%

[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the Additional Information — Section 19(a) Notice for the estimated character of dividends and distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 6.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$21.94	$23.89	(8.16)%	$24.15	$21.67
Net Asset Value	$23.34	$23.95	(2.55)%	$24.13	$22.77

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation
	1/31/13	7/31/12
Utilities	30%	31%
County/City/Special District/School District	24	24
Transportation	20	19
State	11	11
Education	11	11
Housing	2	2
Health	1	1
Corporate	1	1

Call/Maturity Structure[5]
Calendar Year Ended December 31,
2013	—
2014	—
2015	—
2016	1%
2017	—

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[4]
	1/31/13	7/31/12
AAA/Aaa	5%	5%
AA/Aa	53	54
A	38	38
BBB/Baa	4	3

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV, market price and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue senior securities representing indebtedness up to 33 1⁄3% of its total managed assets (the Trust’s net assets plus the proceeds of any outstanding borrowings used for leverage). If the Trust segregates liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. The Trust, however, voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of January 31, 2013, the Trust had economic leverage of 31% from reverse repurchase agreements as a percentage of its total managed assets.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 3.0%
Phoenix Civic Improvement Corp., RB, Series C (NPFGC), 6.00%, 7/01/35	$10,000	$10,658,700
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, 4.84%, 1/01/41 (a)	25,000	29,064,750

		39,723,450
California — 31.7%
Alameda County Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44 (a)	13,300	16,585,366
Bay Area Toll Authority, RB, Build America Bonds:
Series S-1, 6.92%, 4/01/40	13,700	18,475,409
Series S-3, 6.91%, 10/01/50	14,000	19,754,000
California Infrastructure & Economic Development Bank, RB, Build America Bonds, 6.49%, 5/15/49	1,500	1,757,400
California State Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	24,114,705
California State University, RB, Build America Bonds, 6.48%, 11/01/41	3,800	4,312,506
City of San Jose California, Refunding ARB, Series B (AGM), 6.60%, 3/01/41	10,000	10,983,000
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	14,345	15,927,110
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42 (a)	10,000	13,137,700
Los Angeles Department of Water & Power, RB, Build America Bonds:
6.17%, 7/01/40 (a)	37,500	43,449,000
7.00%, 7/01/41	17,225	20,370,113
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40 (a)	12,000	14,849,040
Orange County Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41 (a)	5,000	6,875,600
Palomar Community College District, GO, Build America Bonds, 7.19%, 8/01/45	7,500	8,774,175
Rancho Water District Financing Authority, RB, Build America Bonds, 6.34%, 8/01/40 (a)	20,000	21,320,800
Riverside Community College District, GO, Build America Bonds, Series D-1, 7.02%, 8/01/40	11,000	12,726,010
San Diego County Regional Airport Authority, Refunding RB, Build America Bonds, Sub-Series C, 6.63%, 7/01/40	31,000	34,479,130
San Diego Tobacco Settlement Revenue Funding Corp., RB, Asset-Backed, 7.13%, 6/01/32	1,700	1,596,436
Municipal Bonds	Par (000)	Value
California (concluded)
San Francisco City & County Public Utilities Commission, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40 (a)	$21,255	$25,779,126
State of California, GO, Build America Bonds:
7.63%, 3/01/40	8,950	13,044,804
7.60%, 11/01/40	15,000	22,294,500
Various Purpose, 7.55%, 4/01/39	9,035	13,047,805
University of California, RB, Build America Bonds (a):
5.95%, 5/15/45	24,000	28,806,960
6.30%, 5/15/50	26,310	30,282,547

		422,743,242
Colorado — 3.6%
Denver City & County School District No. 1, COP, Refunding, Series B, 7.02%, 12/15/37	6,000	8,009,280
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 6/01/40	28,000	34,512,520
State of Colorado, COP, Build America Bonds, Series E, 7.02%, 3/15/31	5,000	6,021,650

		48,543,450
District of Columbia — 2.1%
Metropolitan Washington Airports Authority, RB, Build America Bonds, Series D, 8.00%, 10/01/47	10,750	12,910,965
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	15,684,600

		28,595,565
Florida — 3.3%
City of Fort Lauderdale Florida, RB, Pension Funding, 5.14%, 1/01/32	10,000	10,561,100
City of Sunrise Florida Utility System, RB, Build America Bonds, Series B, 5.91%, 10/01/35 (a)	25,000	28,501,250
County of Pasco Florida Water & Sewer, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,703,430
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,951,625

		43,717,405
Georgia — 5.6%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds:
6.64%, 4/01/57	32,084	38,470,320
6.66%, 4/01/57	20,665	24,547,334
7.06%, 4/01/57	10,000	11,341,500

		74,359,154

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
	AMT	Alternative Minimum Tax (subject to)	ISD	Independent School District
	ARB	Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
	COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	Q-SBLF	Qualified School Bond Loan Fund
	GO	General Obligation Bonds	RB	Revenue Bonds

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Hawaii — 2.7%
University of Hawaii, RB, Build America Bonds:
Series A-1, 6.03%, 10/01/40	$2,500	$2,742,775
Series B-1, 6.03%, 10/01/40	30,500	33,461,855

		36,204,630
Illinois — 21.9%
Chicago Board of Education, GO, Build America Bonds, 6.52%, 12/01/40 (a)	30,800	34,430,396
Chicago Transit Authority, RB:
Build America Bonds, Series B,
6.20%, 12/01/40	16,015	17,609,133
Series A, 6.90%, 12/01/40 (a)	4,075	4,930,261
Series B, 6.90%, 12/01/40 (a)	4,900	5,928,412
City of Chicago Illinois, GO, Build America Bonds:
Recovery Zone, Series D,
6.26%, 1/01/40	22,180	24,301,073
Series B, 7.52%, 1/01/40	12,665	15,791,355
City of Chicago Illinois Wastewater Transmission, RB, Build America Bonds, Series B, 6.90%, 1/01/40 (a)	36,000	44,883,360
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, Series B, 6.74%, 11/01/40 (a)	15,250	20,280,975
City of Chicago Illinois, O’Hare International Airport, Refunding ARB, General Third Lien, Build America Bonds, Series B:
6.85%, 1/01/38 (a)	30,110	34,944,161
6.40%, 1/01/40	1,500	1,918,665
County of Cook Illinois, GO, Build America Bonds, Series D, 6.23%, 11/15/34 (a)	12,900	14,599,059
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	5,000	5,946,000
Illinois Municipal Electric Agency, RB, Build America Bonds, 7.29%, 2/01/35	15,000	18,397,200
Northern Illinois Municipal Power Agency, RB, Build America Bonds, 7.82%, 1/01/40	5,000	6,620,200
State of Illinois, GO, Build America Bonds, 7.35%, 7/01/35	34,295	41,005,160

		291,585,410
Indiana — 2.6%
Indiana Finance Authority, RB, Build America Bonds, 6.60%, 2/01/39 (a)	7,900	9,890,168
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 1/01/42	22,290	24,963,017

		34,853,185
Iowa — 0.2%
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series A, 6.50%, 6/01/23	2,480	2,400,144
Kentucky — 1.6%
City of Wickliffe Kentucky, RB, MeadWestvaco Corp., 7.67%, 1/15/27 (b)	9,400	9,859,378
Kentucky State Property & Building Commission, RB, Build America Bonds, Series C, 5.92%, 11/01/30	10,000	10,943,000

		20,802,378
Municipal Bonds	Par (000)	Value
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, General Medical Center, 6.75%, 7/01/36	$5,000	$6,126,550
Maryland — 0.1%
Maryland Community Development Administration, RB, Residential, Series I, 6.50%, 3/01/43	1,000	1,063,070
Massachusetts — 1.5%
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery Zone, Series A, 5.73%, 6/01/40 (a)	5,000	6,410,800
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	12,000	13,596,240

		20,007,040
Michigan — 2.8%
County of Wayne Michigan, RB, Build America Bonds, Recovery Zone Economic Development Bonds, 10.00%, 12/01/40	15,000	17,905,650
Detroit City School District, GO, Build America Bonds (Q-SBLF), 6.85%, 5/01/40	10,000	10,640,600
Michigan State University, RB, Build America Bonds, Series A, 6.17%, 2/15/50	5,500	6,478,175
State of Michigan, RB, Build America Bonds, Series B, 7.63%, 9/15/27	2,000	2,565,880

		37,590,305
Minnesota — 1.1%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 1/01/43	8,000	8,894,320
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 1/01/46	5,000	6,502,350

		15,396,670
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, 6.41%, 1/01/40	5,000	6,086,700
Missouri — 1.7%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Curators of the University of Missouri, 7.73%, 1/01/39	11,000	13,792,900
University of Missouri, RB, Build America Bonds, 5.79%, 11/01/41 (a)	7,000	8,808,450

		22,601,350
Nevada — 1.1%
County of Clark Nevada, ARB, Build America Bonds:
Series B, 6.88%, 7/01/42	10,000	11,487,800
Series C, 6.82%, 7/01/45 (a)	2,000	2,774,260

		14,262,060
New Jersey — 14.4%
Camden County Improvement Authority, RB, Build America Bonds, 7.75%, 7/01/34	5,000	5,686,150

See Notes to Financial Statements.

8	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB:
Build America Bonds, Series CC-1,
6.43%, 12/15/35 (a)	$15,000	$16,783,650
Series A (NPFGC), 7.43%, 2/15/29	20,974	27,022,692
New Jersey State Housing & Mortgage Finance Agency, RB, Series C (AGM), 6.65%, 11/01/44	19,885	20,356,672
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41	34,000	47,774,420
Series F, 7.41%, 1/01/40	6,790	9,859,284
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	9,924,515
Series C, 5.75%, 12/15/28	5,000	5,965,450
Series C, 6.10%, 12/15/28 (a)	42,500	48,090,025

		191,462,858
New York — 13.3%
City of New York New York, GO, Build America Bonds, 5.82%, 10/01/31	15,000	17,505,150
Metropolitan Transportation Authority, RB, Build America Bonds:
Series A, 6.67%, 11/15/39	2,220	2,836,516
Series C, 7.34%, 11/15/39	13,245	18,870,814
Series C-1, 6.69%, 11/15/40	13,000	16,458,260
New York City Municipal Water Finance Authority, RB, Build America Bonds, Second General Resolution (a):
Series CC, 6.28%, 6/15/42	20,000	23,172,200
Series DD, 6.45%, 6/15/41	6,300	7,321,167
New York City Municipal Water Finance Authority, Refunding RB, Build America Bonds, Second General Resolution:
Series AA, 5.79%, 6/15/41 (a)	25,000	28,343,250
Series EE, 6.49%, 6/15/42	2,000	2,388,520
Series GG, 6.12%, 6/15/42	2,445	2,807,227
New York City Transitional Finance Authority, RB, Build America Bonds (a):
Sub-Series B-1, 5.57%, 11/01/38	19,000	22,946,870
Sub-Series C-2, 6.27%, 8/01/39	14,795	17,091,480
New York State Dormitory Authority, RB, Build America Bonds, Series H, 5.39%, 3/15/40 (a)	15,000	18,109,650

		177,851,104
Ohio — 5.9%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	10,000	14,100,200
County of Hamilton Ohio, RB, Build America Bonds, Series B, 6.50%, 12/01/34	7,000	8,150,520
Franklin County Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42	30,365	35,810,659
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/47	10,055	10,719,334
Princeton City School District, GO, Refunding, Build America Bonds, Series C, 6.09%, 12/01/40 (a)	9,290	10,203,950

		78,984,663
Municipal Bonds	Par (000)	Value
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, Series B, 6.44%, 1/01/45	$3,500	$4,098,745
Pennsylvania — 1.1%
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 6/15/39	12,250	14,182,315
Puerto Rico — 0.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	5,000	5,675,600
South Carolina — 1.0%
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	10,000	13,038,300
Tennessee — 3.5%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds:
Series A2, 7.43%, 7/01/43	35,105	43,188,979
Series B, 6.73%, 7/01/43	2,500	3,092,175

		46,281,154
Texas — 10.1%
Bexar County Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (a)	20,000	22,461,200
City of Austin Texas, RB, Travis, Williams and Hays Counties, Rental Car Specialty Facilities, 5.75%, 11/15/42 (c)	12,500	12,563,750
City of San Antonio Texas, RB, Build America Bonds, 6.31%, 2/01/37 (a)	35,000	41,221,250
City of San Antonio Texas, Refunding RB, Build America Bonds, 6.17%, 2/01/41	19,000	21,431,620
Cypress-Fairbanks ISD, GO, Build America Bonds, Direct Payment, 6.63%, 2/15/38	14,000	16,541,140
Dallas Area Rapid Transit, RB, Build America Bonds, 5.02%, 12/01/48 (a)	2,500	2,922,875
Katy ISD Texas, GO, Build America Bonds (PSF-GTD), 6.35%, 2/15/41 (a)	5,000	5,727,450
North Texas Municipal Water District, RB, Build America Bonds, 6.01%, 9/01/40 (a)	10,000	11,565,000

		134,434,285
Utah — 3.3%
County of Utah, RB, Build America Bonds, Recovery Zone, Series C, 7.13%, 12/01/39	11,800	13,495,424
Utah Transit Authority, RB, Build America Bonds, Subordinated, 5.71%, 6/15/40	26,405	30,287,855

		43,783,279
Virginia — 0.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossing OPCO LLC Project, AMT, 5.50%, 1/01/42	6,250	6,825,500
Washington — 1.5%
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	5,000	5,861,050
Washington State Convention Center Public Facilities District, RB, Build America Bonds, 6.79%, 7/01/40	12,350	14,790,607

		20,651,657

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
West Virginia — 0.3%
Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	$ 4,985	$4,132,964
Total Long-Term Investments (Cost — $1,646,688,586) — 143.2%		1,908,064,182

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	23,183,948	23,183,948
Total Short-Term Securities (Cost — $23,183,948) — 1.7%		23,183,948
Total Investments (Cost — $1,669,872,534) — 144.9%		1,931,248,130
Liabilities in Excess of Other Assets — (44.9)%		(598,462,627)

Net Assets — 100.0%		$1,332,785,503

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wells Fargo & Co.	$12,563,750	$343,625

(d)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,243,334	21,940,614	23,183,948	$9,677	$231

(e)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of January 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.50%	6/05/12	Open	$13,451,287	$13,496,312
Barclays Capital, Inc.	0.55%	7/31/12	Open	20,375,000	20,432,588
Barclays Capital, Inc.	0.50%	12/11/12	Open	127,692,978	127,783,137
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	284,531,481	284,598,662
Deutsche Bank Securities, Inc.	0.50%	1/15/13	Open	49,017,150	49,028,043
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	117,560,198	117,588,934

Total				$612,628,094	$612,927,676

•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(1,045)	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	$149,924,844	$6,896,877

See Notes to Financial Statements.

10	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Schedule of Investments (concluded)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,908,064,182	—	$1,908,064,182
Short-Term Securities	$23,183,948	—	—	23,183,948

Total	$23,183,948	$1,908,064,182	—	$1,931,248,130

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$6,896,877	—	—	$6,896,877
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$3,135,000	—	—	$3,135,000
Liabilities:
Cash received as collateral for reverse repurchase agreements	—	$(1,000,000)	—	(1,000,000)
Reverse repurchase agreements	—	(612,628,094)	—	(612,628,094)

Total	$3,135,000	$(613,628,094)	—	$(610,493,094)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	11

Statement of Assets and Liabilities

January 31, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,646,688,586)	$1,908,064,182
Investments at value — affiliated (cost — $23,183,948)	23,183,948
Cash pledged as collateral for financial futures contracts	3,135,000
Interest receivable	23,526,553
Investments sold receivable	2,639,345
Prepaid expenses	41,624

Total assets	1,960,590,652

Accrued Liabilities
Investments purchased payable	12,220,125
Cash received as collateral for reverse repurchase agreements	1,000,000
Investment advisory fees payable	909,356
Variation margin payable	424,531
Interest expense payable	299,582
Officer’s and Trustees’ fees payable	144,417
Other affiliates payable	111
Other accrued expenses payable	178,933

Total accrued liabilities	15,177,055

Other Liabilities
Reverse repurchase agreements	612,628,094

Total liabilities	627,805,149

Net Assets	$1,332,785,503

Net Assets Consist of
Paid-in capital	$1,088,757,045
Distributions in excess of net investment income	(188,085)
Accumulated net realized loss	(24,055,930)
Net unrealized appreciation/depreciation	268,272,473

Net Assets	$1,332,785,503

Net Asset Value
Net asset value	$23.34

Shares outstanding, unlimited number of shares authorized, $0.001 par value	57,103,349

See Notes to Financial Statements.

12	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Statement of Operations

Six Months Ended January 31, 2013 (Unaudited)

Investment Income
Interest	$51,961,389
Income — affiliated	9,677

Total income	51,971,066

Expenses
Investment advisory	5,384,993
Professional	95,296
Accounting services	83,053
Officer and Trustees	72,620
Transfer agent	58,219
Custodian	51,239
Printing	23,714
Registration	10,078
Miscellaneous	32,394
Total expenses excluding interest expense	5,811,606

Interest expense	1,563,759

Total expenses	7,375,365
Less fees waived by Manager	(4,534)

Total expenses after fees waived	7,370,831

Net investment income	44,600,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,437,253
Capital gain distributions received from affiliated investment companies	231
Financial futures contracts	(4,345,482)

(2,907,998)

Net change in unrealized appreciation/depreciation on:
Investments	(42,554,548)
Financial futures contracts	10,972,730

(31,581,818)

Total realized and unrealized loss	(34,489,816)

Net Increase in Net Assets Resulting from Operations	$10,110,419

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012

Operations
Net investment income	$44,600,235	$88,178,668
Net realized loss	(2,907,998)	(18,535,436)
Net change in unrealized appreciation/depreciation	(31,581,818)	222,372,173

Net increase in net assets resulting from operations	10,110,419	292,015,405

Dividends to Shareholders From
Net investment income	(45,157,328)	(88,201,833)[1]

Net Assets
Total increase (decrease) in net assets	(35,046,909)	203,813,572
Beginning of period	1,367,832,412	1,164,018,840

End of period	$1,332,785,503	$1,367,832,412

Undistributed (distributions in excess of) net investment income	$(188,085)	$369,008

[1] Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Statement of Cash Flows

Six Months Ended January 31, 2013 (Unaudited)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$ 10,110,419
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(18,233)
Increase in prepaid expenses	(24,655)
Decrease in cash pledged as collateral for financial futures contracts	376,000
Increase in investment advisory fees payable	7,135
Decrease in interest expense payable	(186,501)
Decrease in other accrued expenses payable	(12,809)
Increase in variation margin payable	391,875
Increase in cash received as collateral for reverse repurchase agreements	1,000,000
Increase in other affiliates payable	111
Increase in Officer’s and Trustees’ fees payable	37,044
Net realized and unrealized loss on investments	41,117,064
Amortization of premium and accretion of discount on investments	375,392
Proceeds from sales of long-term investments	31,220,644
Purchases of long-term investments	(45,281,785)
Net payments on purchases of short-term securities	(21,940,614)

Cash provided by operating activities	17,171,087

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	28,404,906
Cash dividends paid to shareholders	(45,575,993)

Cash used for financing activities	(17,171,087)

Cash
Net increase (decrease) in cash	—
Cash at beginning of period	—

Cash at end of period	—

Cash Flow Information
Cash paid during the period for interest	$ 1,750,260

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	15

Financial Highlights

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31, 2012	Period August 27, 2010[1] to July 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$23.95		$20.38	$19.10	[2]

Net investment income[3]	0.78		1.54	1.20
Net realized and unrealized gain (loss)	(0.60)		3.57	1.30

Net increase from investment operations	0.18		5.11	2.50

Dividends and distributions to shareholders from:
Net investment income	(0.79)[4]		(1.54)[5]	(1.18)[5]
Net realized gain	—		—	(0.00)[5,6]

Total dividends and distributions to shareholders	(0.79)		(1.54)	(1.18)

Capital charges with respect to issuance of shares	—		—	(0.04)

Net asset value, end of period	$23.34		$23.95	$20.38

Market price, end of period	$21.94		$23.89	$18.41

Total Investment Return[7]
Based on net asset value	0.85%	[8]	26.22%	13.84%	[8]

Based on market price	(4.96)%	[8]	39.37%	(1.79)%	[8]

Ratios to Average Net Assets
Total expenses	1.09%	[9]	1.09%	1.06%	[9]

Total expenses after fees waived	1.09%	[9]	1.09%	1.06%	[9]

Total expenses after fees waived and excluding interest expense and fees	0.86%	[9,10]	0.85% [10]	0.81%	[9,10]

Net investment income	6.58%	[9]	6.88%	6.99%	[9]

Supplemental Data
Net assets, end of period (000)	$1,332,786		$1,367,832	$1,164,019

Borrowings outstanding, end of period (000)	$612,628		$584,223	$515,229

Average borrowings outstanding, during the period (000)	$598,516		$551,053	$368,555

Portfolio turnover	2%		7%	13%

Asset coverage, end of period per $1,000 of borrowings	$3,176		$3,341	$3,259

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

[6]	Amount is less than $(0.01) per share.

[7]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Annualized.

[10]	Interest expense and fees related to TOBs and/or reverse repurchase agreements. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

16	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Build America Bond Trust (the “Trust”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	17

Notes to Financial Statements (continued)

mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), or certain borrowings (e.g., reverse repurchase agreements), the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for the year ended July 31, 2012 and the period ended July 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Deferred

18	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Notes to Financial Statements (continued)

compensation liabilities are included in Officer’s and Trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to economically hedge, or protect, its exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trust purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2013
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$6,896,877

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended January 31, 2013
Net Realized Loss From
Interest rate contracts:
Financial futures contracts	$ (4,345,482)
Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$ 10,972,730

For the six months ended January 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	1,045
Average notional value of contracts sold	$152,978,203

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee at an annual rate of 0.55% of the Trust’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Average daily net assets are the average daily value of the Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	19

Notes to Financial Statements (continued)

the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2013, were $57,501,910 and $33,859,989, respectively.

5. Income Tax Information:

As of July 31, 2012, the Trust had a capital loss carryforward available to offset future realized capital gains of $14,317,453. This capital loss carryforward has no expiration date.

As of January 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,669,872,534

Gross unrealized appreciation	$261,823,145
Gross unrealized depreciation	(447,549)

Net unrealized appreciation	$261,375,596

6. Borrowings:

For the six months ended January 31, 2013, the daily weighted average interest rate for the Trust’s borrowings from reverse repurchase agreements was 0.52%.

7. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

As of January 31, 2013, the Trust invested a significant portion of its assets in securities in the county/city/special district/school district, transportation and utilities sectors. Changes in economic conditions affecting the county/city/special district/school district, transportation and utilities sectors would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

The BAB market is smaller, less diverse and less liquid than other types of municipal securities. Since the BAB program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

20	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Shares issued and outstanding remained constant for the six months ended January 31, 2013 and the year ended July 31, 2012.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted: The Trust paid a net investment income dividend of $0.1318 per share on February 28, 2013 to shareholders of record on February 15, 2013.

Additionally, the Trust declared a net investment income dividend on March 1, 2013 payable to shareholders of record on March 15, 2013 for the same amount noted above.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	21

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

22	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to the Trust.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	23

Additional Information (continued)

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trust’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

24	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

Additional Information (continued)

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

January 31, 2013

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BBN	$0.721876	—	$0.068924	$0.790800	91%	0%	9%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013	25

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#BABT-1/13-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Build America Bond Trust

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: April 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: April 3, 2013

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Build America Bond Trust

Date: April 3, 2013

3